                              Exhibit (h)(8)

                          Form of Amended Schedule A
                                    To the

                Transfer Agency and Related Services Agreement
                                    Between
                            One Group Mutual Funds
                                      And
                      State Street Bank and Trust Company

                               AMENDED SCHEDULE A


Arizona Municipal Bond Fund                              Louisiana Municipal Bond Fund
Balanced Fund                                            Market Expansion Index Fund
Bond Fund                                                Michigan Municipal Bond Fund
Cash Management Fund                                     Michigan Municipal Money Market Fund
Diversified Equity Fund                                  Mid Cap Growth Fund
Diversified International Fund                           Mid Cap Value Fund
Diversified Mid Cap Fund                                 Municipal Cash Management Fund
Equity Income Fund                                       Municipal Income Fund
Equity Index Fund                                        Municipal Money Market Fund
Government Bond Fund                                     Ohio Municipal Bond Fund
Health Sciences Fund                                     Ohio Municipal Money Market Fund
High Yield Bond Fund                                     Prime Money Market Fund
Income Bond Fund                                         Short Term Bond Fund
Institutional Prime Money Market Fund                    Short-Term Municipal Bond Fund
Intermediate Bond Fund                                   Small Cap Growth Fund
Intermediate Tax Fee Bond Fund                           Small Cap Value Fund
International Equity Index Fund                          Stable Asset Income Fund
Investment Trust Balanced Fund                           Tax Free Bond Fund
Investment Trust Bond Fund                               Treasury & Agency Fund
Investment Trust Diversified Equity Fund                 Treasury Cash Management Fund
Investment Trust Diversified Mid Cap Fund                Treasury Only Money Market Fund
Investment Trust Equity Index Fund                       Treasury Prime Cash Management Fund
Investment Trust Government Bond Fund                    U.S. Government Securities Cash Management Fund
Investment Trust Large Cap Growth Fund                   Ultra Short Term Bond Fund
Investment Trust Mid Cap Growth Fund                     U.S. Treasury Securities Money Market Fund
Investment Trust Mid Cap Value Fund                      West Virginia Municipal Bond Fund
Investor Balanced Fund
Investor Conservative Growth Fund
Investor Growth & Income Fund
Investor Growth Fund
Kentucky Municipal Bond Fund
Large Cap Growth Fund
Large Cap Value Fund
Louisiana Municipal Bond Fund

ONE GROUP(R) MUTUAL FUND           STATE STREET BANK AND TRUST COMPANY

BY:________________________        BY:________________________________


                                      147